SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 11, 2003

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

    Indiana                          1-5627                      13-5158950
---------------                  --------------              -------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
organization)

                4 West Red Oak Lane
              White Plains, New York                       10604
     ----------------------------------------            ----------
     (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (914) 641-2000

          (Former name or former address if changed since last report)


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ITEM 5. Other Events

On November 11, 2003, ITT Industries, Inc. issued a press release announcing that it had entered into a business combination agreement to acquire Wedeco AG Water Technology pursuant to a tender offer. A copy of the press release is attached and incorporated by reference hereto as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

      99.1. Press  release  dated:  November 11, 2003 issued by ITT  Industries,
            Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ITT INDUSTRIES, INC.

                                              By:  /s/ Kathleen S. Stolar
                                                   -----------------------------
                                                   Kathleen S. Stolar

                                              Its: Vice President, Secretary
                                                   and Associate General Counsel

Date: November 11, 2003